SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 24, 2026, to the Prospectus dated September 26, 2025.

MFS® Blended Research® Mid Cap Equity Fund

Effective immediately, the following is added after the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Effective October 31, 2026, Jonathan Sage and Jenney Zhang will join Matt Krummell as lead portfolio managers of the fund.

BMS-SUP-I-092426